UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2011 (October 31, 2011)

Lumos Networks Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35180	80-0697274
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lumos Plaza, P.O. Box 1068, Waynesboro, Virginia 22980

(Address of Principal Executive Offices) (Zip Code)

(540) 946-3500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 14, 2011, NTELOS Holdings Corp. (“NTELOS”) announced a distribution date of October 31, 2011 (the “Distribution Date”), for the spin-off of all of the issued and outstanding shares of common stock of Lumos Networks Corp. (“Lumos Networks”), NTELOS’s wireline operations (the “Separation”). Prior to and in connection with the Separation, following the market close on October 31, 2011, NTELOS effectuated a 1-for-2 reverse stock split (the “Reverse Stock Split”) of its shares of Common Stock, $0.01 par value per share (the “Common Stock”). The spin-off of Lumos Networks was in the form of a tax-free stock distribution to NTELOS stockholders of record as of the close of business on October 24, 2011 (the “Record Date”). On October 31, 2011, NTELOS distributed one share of Lumos Networks common stock for every share of its Common Stock outstanding, on a post-Reverse Stock Split basis (the “Distribution”).

In connection with the Separation, on October 31, 2011, Lumos Networks entered into a Separation and Distribution Agreement with NTELOS dated as of October 31, 2011 (the “Separation Agreement”). In addition to the Separation Agreement, Lumos Networks and NTELOS entered into certain ancillary agreements, including an Employee Matters Agreement (the “Employee Matters Agreement”) and a Tax Matters Agreement (the “Tax Matters Agreement”), each dated as of October 31, 2011. A description of each of these agreements was included in Lumos Networks’ Preliminary Information Statement (the “Information Statement”), which was filed as Exhibit 99.1 to Lumos Networks’ Amendment No. 5 to the Registration Statement on Form 10, filed on October 17, 2011, and is incorporated herein by reference. These descriptions are qualified in their entirety by reference to the complete terms and conditions of such agreements filed as Exhibit 2.1, Exhibit 10.1 and Exhibit 10.2 hereto, respectively, and incorporated herein by reference.

5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors; Departure of Directors

Effective as of the Distribution, the Board of Directors of Lumos Networks elected Steven G. Felsher, Robert E. Guth, Michael Huber, Michael B. Moneymaker, Julia B. North, Michael K. Robinson and Jerry E. Vaughn as members of the Board of Directors. Mr. James A. Hyde previously was elected to the Board of Directors. Mr. Guth was appointed to serve as the non-executive Chairman of the Board of Directors. Ms. North was appointed to serve as Chairperson, and Mr. Felsher and Mr. Guth were appointed to serve as members, of the Compensation Committee of the Board of Directors. Mr. Vaughn was appointed to serve as Chairperson, and Mr. Guth and Mr. Robinson were appointed to serve as members, of the Audit Committee of the Board of Directors. Mr. Robinson was appointed to serve as Chairperson, and Ms. North and Mr. Vaughn were appointed to serve as members, of the Nominating and Corporate Governance Committee of the Board of Directors. Information regarding each of these directors is included under the heading “Board of Directors Following the Separation” in the Information Statement and is incorporated herein by reference. In addition, Frank L. Berry resigned from the Board of Directors effective as of October 31, 2011.

There are no arrangements or understandings pursuant to which these individuals were selected as directors, and these individuals are not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Appointment of Certain Officers

Effective as of the Distribution, Kenneth R. Boward was appointed as the Senior Vice President and Chief Accounting Officer (principal accounting officer) of Lumos Networks.

James A. Hyde previously was serving as the Chief Executive Officer (principal executive officer) of Lumos Networks, Michael B. Moneymaker previously was serving as the President, Harold L. Covert previously was serving as the Executive Vice President, Chief Financial Officer (principal financial officer) and Treasurer and Frank L. Berry previously was serving as Chief Operating Officer. Information regarding these individuals is included under the heading “Executive Officers Following the Separation” in the Information Statement and is incorporated herein by reference.

None of these individuals has a family relationship with any director, executive officer or person nominated or chosen by Lumos Networks to become a director or executive officer of Lumos Networks. These individuals are not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In addition, effective as of the Distribution, David J. Keller was appointed as Senior Vice President – Sales and Customer Care, and Mary McDermott was appointed as Senior Vice President – Legal and Regulatory Affairs and Secretary of Lumos Networks. Information regarding these individuals is included under the heading “Executive Officers Following the Separation” in the Information Statement and is incorporated herein by reference.

Keller Employment Agreement

Effective November 1, 2011, Lumos Networks entered into an employment agreement with David J. Keller, Lumos Networks’ Senior Vice President – Sales and Customer Care, so that the terms of Mr. Keller’s employment agreement can be generally consistent with those of Lumos Networks’ other executive officers. The employment agreement expires on December 31, 2012 and will automatically be extended from year-to-year thereafter unless notice of termination is previously provided. However, if the employment agreement term has less than 24 months remaining upon the occurrence of a “change in control,” as such terms are defined in the employment agreement, the employment term is automatically extended so that the employment term shall not expire until 24 months following the “change in control.”

If Mr. Keller is terminated by Lumos Networks for any reason other than for “cause” or Mr. Keller terminates his employment for “good reason” (as such terms are defined in the employment agreement), Mr. Keller will receive an amount equal to 50% of his base salary payable in at-least monthly installments for a period of 24 months.

The employment agreement restricts Mr. Keller from competing, directly or indirectly, with Lumos Networks or soliciting certain employees and officers of Lumos Networks or its affiliates during the term of the employment and for a period of 24 months thereafter. In the event that Mr. Keller is terminated by Lumos Networks for any reason other than for “cause” or has resigned for “good reason,” then during the non-competition and non-solicitation period and in consideration of his undertakings during such period, Mr. Keller will receive an amount equal to 50% of his annual salary payable at-least monthly for a period of 24 months.

Mr. Keller’s compensation arrangements are generally set forth in the Information Statement and are incorporated herein by reference.

2011 Equity and Stock Incentive Plan

Effective as of the Distribution, Lumos Networks adopted each of the Lumos Networks Corp. 2011 Equity and Cash Incentive Plan and the Lumos Networks Corp. Employee Stock Purchase Plan. A description of each of these plans was included in Lumos Networks’ Information Statement and is incorporated herein by reference. These descriptions are qualified in their entirety by reference to the complete terms and conditions of such plans filed as Exhibit 10.3 and Exhibit 10.4 hereto, respectively, and incorporated herein by reference.

5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 31, 2011, Lumos Networks’ Amended and Restated Certificate of Incorporation became effective and is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On October 31, 2011, Lumos Networks’ Amended and Restated Bylaws (“Bylaws”) became effective. Lumos Networks’ Bylaws are filed as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

A description of the material provisions of the Amended and Restated Certificate of Incorporation and the Bylaws can be found in the section entitled “Description of our Capital Stock” in the Information Statement and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Separation and Distribution Agreement by and between Lumos Networks Corp. and NTELOS Holding Corp. dated as of October 31, 2011(filed as Exhibit 2.1 to the Current Report on Form 8-K filed by NTELOS Holdings Corp. (File No. 000-51798) on November 4, 2011 and incorporated herein by reference)

3.1	Amended and Restated Certificate of Incorporation of Lumos Networks Corp.

3.2	Amended and Restated Bylaws of Lumos Networks Corp.

10.1	Employee Matters Agreement by and between Lumos Networks Corp. and NTELOS Holding Corp. and, dated as of October 31, 2011 (filed as Exhibit 10.1 to the Current Report on Form 8-K filed by NTELOS Holdings Corp. (File No. 000-51798) on November 4, 2011 and incorporated herein by reference)

10.2	Tax Matters Agreement by and between Lumos Networks Corp. and NTELOS Holding Corp. and, dated as of October 31, 2011 (filed as Exhibit 10.2 to the Current Report on Form 8-K filed by NTELOS Holdings Corp. (File No. 000-51798) on November 4, 2011 and incorporated herein by reference)

10.3	Lumos Networks Corp. 2011 Equity and Cash Incentive Plan (filed as Exhibit 4.5 to Lumos Network Corp.’s Registration Statement on Form S-8 (File No. 333-177627), filed on October 31, 2011 and incorporated herein by reference)

10.4	Lumos Networks Corp. Employee Stock Purchase Plan (filed as Exhibit 4.6 to Lumos Network Corp.’s Registration Statement on Form S-8 (File No. 333-177627), filed on October 31, 2011 and incorporated herein by reference)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2011

LUMOS NETWORKS CORP.

By:	/s/ Michael B. Moneymaker

Michael B. Moneymaker

President

EXHIBIT INDEX

Exhibit No.	Description

2.1	Separation and Distribution Agreement by and between Lumos Networks Corp. and NTELOS Holding Corp. dated as of October 31, 2011(filed as Exhibit 2.1 to the Current Report on Form 8-K filed by NTELOS Holdings Corp. (File No. 000-51798) on November 4, 2011 and incorporated herein by reference)

3.1	Amended and Restated Certificate of Incorporation of Lumos Networks Corp.

3.2	Amended and Restated Bylaws of Lumos Networks Corp.

10.1	Employee Matters Agreement by and between Lumos Networks Corp. and NTELOS Holding Corp. and, dated as of October 31, 2011 (filed as Exhibit 10.1 to the Current Report on Form 8-K filed by NTELOS Holdings Corp. (File No. 000-51798) on November 4, 2011 and incorporated herein by reference)

10.2	Tax Matters Agreement by and between Lumos Networks Corp. and NTELOS Holding Corp. and, dated as of October 31, 2011 (filed as Exhibit 10.2 to the Current Report on Form 8-K filed by NTELOS Holdings Corp. (File No. 000-51798) on November 4, 2011 and incorporated herein by reference)

10.3	Lumos Networks Corp. 2011 Equity and Cash Incentive Plan (filed as Exhibit 4.5 to Lumos Network Corp.’s Registration Statement on Form S-8 (File No. 333-177627), filed on October 31, 2011 and incorporated herein by reference)

10.4	Lumos Networks Corp. Employee Stock Purchase Plan (filed as Exhibit 4.6 to Lumos Network Corp.’s Registration Statement on Form S-8 (File No. 333-177627), filed on October 31, 2011 and incorporated herein by reference)